As filed with the Securities and Exchange Commission on or about July 15, 2008
Registration No. 33-50390 and 811-7076

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM N-lA
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.  43

and/or

REGISTRATION STATEMENT
Under
the Investment Company Act of 1940

Amendment No. 44
____________________

WILSHIRE MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 451-3051
____________________

(Name and Address of Agent for Service)	Copy to:

Lawrence E. Davanzo	Cathy G. O’KelIy
c/o Wilshire Associates Incorporated	Vedder Price P.C.
1299 Ocean Avenue, Suite 700	222 North LaSalle Street
Santa Monica, California 90401	Chicago, Illinois 60601
____________________

It is proposed that this filing will become effective (check appropriate box)
|_|	immediately upon filing pursuant to paragraph (b); or
|_|	on (date) pursuant to paragraph (b); or
|_|	60 days after filing pursuant to paragraph (a)(l); or
|_|	on (date) pursuant to paragraph (a)(1); or
|_|	75 days after filing pursuant to paragraph (a)(2); or
|X|	on July 15, 2008 pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
|_|	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Preliminary Prospectus dated July 15, 2008
Prospectus	W I L S H I R E	July 15, 2008
MUTUAL FUNDS, INC. Investment and Institutional Class Shares of Wilshire/MAXAM Diversity Fund (http://www.wilshirefunds.com)

Introduction	2
Investment and Risk Summary	3
Main Investment Strategy	3
Who May Want to Invest in the Fund	3
Main Investment Risks	3
Performance and Fee Information	3
More Information About Investments and Risks	4
Management of the Fund	11
Investment Adviser	11
Sub-Adviser	12
Underlying Managers	12
Related Performance of Underlying Managers	14
Service and Distribution Plan	15
Shareholder Information	15
How To Buy Fund Shares	15
How To Sell Fund Shares	17
Pricing of Shares	19
How to Exchange Fund Shares	19
Right to Reject Purchase or Exchange Orders	20
Retirement Plans	20
Dividend and Distribution Information	21
Federal Income Tax Information	21

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

This prospectus describes the Wilshire/MAXAM Diversity Fund (the “Fund”) offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

Investment Objective

The Fund seeks growth of capital through investment in stocks of companies that offer the opportunity for capital appreciation and meet the Fund’s investment strategy guidelines.

On the following pages you will find important information about the Fund and its Institutional and Investment classes of shares, including:

•
the investment adviser of the Fund, Wilshire Associates Incorporated (“Wilshire”), and the sub-adviser of the Fund, MAXAM Capital Management LLC (“MAXAM”or the “Sub-Adviser”), which allocates portions of the Fund’s assets among one or more underlying managers (each an “Underlying Manager”) with complementary management styles and securities selection disciplines, and monitors the performance of the Fund;

•	the main investment strategies used by Wilshire, MAXAM and the Fund’s Underlying Managers, in seeking to achieve the Fund’s objective;

•	the main risks of an investment in the Fund; and

•	the fees and expenses that you will pay as a shareholder of the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

INVESTMENT AND RISK SUMMARY

Main Investment Strategy

The Fund invests at least 80% of its assets in growth and value stocks of U.S. large cap companies whose market capitalizations fall within the range of the Standard & Poor’s (“S&P”) 500 Index. MAXAM  selects Underlying Managers with portfolio managers that are either minority or women managers or firms owned or controlled by minorities or women. These Underlying Managers are responsible for selecting investments for the Fund.

The Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). The Fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

2

The investment philosophies of the Underlying Managers of the Fund are described in more detail below.

Charter Financial Group, Inc.

Charter Financial Group, Inc. (“Charter”) is a woman-owned firm which serves as an Underlying Manager of the Fund. Charter’s investment style is Growth at a Reasonable Price. Charter employs a process which takes broad macroeconomic data and narrows it down to identify sectors poised for growth from among nine broadly-defined “sectors” in greater, lesser or equal proportion than their representation in their benchmark, the S&P 500. After identifying the number of securities Charter would like to own in each sector, Charter begins its process of bottom-up fundamental analysis of stocks within those favored sectors. The resulting portfolio is comprised of approximately 30 stocks which possess the most favorable price to earnings growth ratio among their sector peers. The initial universe of stocks to be screened is comprised of those in the S&P 500. Charter narrows the initial universe by using analysis of emergent economic trends to establish which sectors are best positioned for growth from among nine broadly defined “sectors” in its benchmark, the S&P 500. Charter confines its fundamental analysis to stocks within sectors where it would like to establish positions. Charter’s portfolio managers attempt to create portfolios that are sensitive to macroeconomic stimuli without employing the wholesale movement of funds in and out of equities and cash. The counterbalance to active sector weighting is that each stock position is equally weighted at purchase, comprising 3-4% of beginning market value. The first step in the decision-making process is in the establishment of a consensus on emergent domestic and global macro-economic trends. The next step is in doing the fundamental analysis of individual securities within the sectors in which positions are sought to uncover those that are positioned for growth. The team discusses each decision and must agree on all buy or sell decisions. Since the dialogue continues over time and each new decision is incremental to those that have been made before, there is very little time between the generation of a new idea and the implementation of a final decision. A research assistant supports the team by doing research and participating in dialogue. Once a security is included in the portfolio it is monitored for breaking news during and after market hours. Analysts’ reports and Edgar filings are reviewed. The most important aspect of the approach is the great emphasis upon the relationship between historic earnings growth rate and P/E, as opposed to absolute screens. Charter recognizes that the judgment of a security as attractively valued must be derived by matching securities within the same peer groups; and Charter derives additional return by seeking greater exposure to sectors Charter expects to perform well given its view of the economy. The portfolio characteristics that typically occur are higher earnings growth rate, ROE and beta and lower P/E and P/B than the S&P 500. The catalyst for changes to Charter’s portfolio is not the independent generation of an investment idea, but rather the happening of an event within the current portfolio. Sometimes the needed change is to pare the holdings of a company or companies still favored when the market position of that holding or of that sector becomes too large because of exceptional performance.

Hanseatic Management Services, Inc.

Hanseatic Management Services, Inc. (“Hanseatic”) is a woman-owned firm which serves as an Underlying Manager of the Fund. Hanseatic’s large cap equity product uses a quantitative process to construct and manage portfolios using pattern recognition and trend analysis techniques. Hanseatic views markets as dynamically evolving complex adaptive systems (“CAS”). According to Hanseatic, CAS occur whenever individual parts interact and create a whole, and this whole is no longer reducible back to its original component parts. Because of these characteristics, Hanseatic believes markets have much in common with fields where an array of nonlinear mathematical tools have been developed to model CAS. These tools are designed to account for the complex relationships between the parts and the whole, as well as their interactive change going forward. Hanseatic uses these tools to model markets quantitatively, as well as qualitatively, applying the quantitative approach to its money management and equity advisory businesses. Hanseatic’s investment process is the combination of proprietary buy/sell disciplines, bottom-up portfolio construction and risk management methodology. The objective of the investment process is to create positive risk-adjusted alpha in a consistent way. Hanseatic’s buy disciplines entail a proprietary trend measurement which takes into account three operative time dimensions – monthly, weekly and daily. The purpose of the buy disciplines is to identify stock price trends

3

which in aggregate have the potential to persist into an ideal target holding period (6-36 months). Hanseatic’s research has shown that there are time boundaries in the relevant time dimensions which also play an important role. It is the intersection of multi-time dimensional trend measurement and time boundaries that is the foundation of the company’s buy disciplines. Portfolio construction is a bottom-up process which manages overall portfolio risk by way of position-sizing and diversification. The buy disciplines over- and under-weight market sectors and industries, by adapting to relative market leadership in a dynamic way. The cumulative investment process enables portfolios that are adaptive to changing market environments and achieve positive alpha in a consistent manner. Hanseatic’s sell disciplines are designed to identify points in time when the risk-reward relationship over an intermediate time frame becomes unfavorable. Changes in the risk-reward relationship may follow a period of objectively-measured underperformance relative to the benchmark or coincide with various gauges of excess volatility. The purpose of the sell disciplines is to control individual security risk in a consistent manner while allowing individual stocks with positive intermediate term alpha to remain in the portfolio. Each stock is subject to defined, albeit dynamic, risk management. Through ongoing research, the Hanseatic endeavors to improve its alpha-generation capabilities and its ability to manage the portfolio risk-reward relationship. Hanseatic has evolved with the experience and development of its investment professionals.

Lombardia Capital Partners LLC

Lombardia Capital Partners LLC (“Lombardia”) is a Hispanic-owned firm which serves as an Underlying Manager of the Fund. Lombardia’s large capitalization value equity product attempts to provide high quality performance in a specialized area. Lombardia believes that buying quality companies at attractive prices provides superior long - term results with lower volatility than market composites. The targeted universe of stocks is all companies with a market capitalization greater than $5 billion (about 500 stocks). Lombardia screens these stocks for price to earnings, price to book, and dividend yield and produce a value universe of approximately 300 stocks. These stocks are entered into Lombardia’s proprietary valuation model. For every one of these companies, Lombardia does rigorous individual analysis. The portfolio managers begin by reviewing 15 years of history, with special focus on the last 10 years. They review and analyze long- term trends in price to sales ratios, sales growth rates, profitability (operating margins, net profit margins, return on equity and return on capital, earnings per share, dividends per share and valuation). The portfolio managers study the consistency, stability and sustainability of these trends, given the competitive position of the company and the industry the company is in. For certain companies, Lombardia uses cash flow per share, book value per share, and sales per share models, all three of which operate the same way as the earnings model. Lombardia has also found that some stocks trade on a discount yield model. Lombardia uses a range of high and low multiples that it feels is most appropriate given its analysis. Lombardia then projects forward from the normalized level at the normalized growth rate to get a likely relevant range 3 years into the future for the appropriate valuation input. Using these inputs, the portfolio managers generate a future expected price range and a mean price, and then calculate the compound annual return from today’s price to the mean price, and then they add the annual dividend to generate a total expected annual return. From the annual return, Lombardia subtracts a minimum annual required return to produce an annual expected incremental return.

The Edgar Lomax Company

The Edgar Lomax Company (“Edgar Lomax”) is an African American-owned firm which serves as an Underlying Manager of the Fund. Edgar Lomax is a bottom-up manager whose basic philosophy is that superior performance can be achieved with lower than normal risk by investing in undervalued equities. Edgar Lomax uses “value” criteria such as low P/E and high yield to select stocks from the S&P 500 and Dow Jones Industrial Average Indices for its portfolios. For diversification purposes, no one stock can account for more than 5% of a portfolio at purchase and sector weights are limited to 2.5 times the S&P weight or 17% of the value of the portfolios. The primary selection criterion is that the selected stocks have low P/Es. In addition, each stock must pay dividends and must generally be issued by a financially sound corporation, e.g., debt must not constitute more than 50% of capitalization. The philosophy and stock-selection processes are designed to select stocks that are “undervalued” primarily because the investment community is focused on their weaknesses. Potential candidates are screened for (i) the P/E, price/book and debt/capitalization ratios desired and (ii) dividend and/or yield characteristics desired. Stocks are then selected in accordance with Edgar Lomax’s internal guidelines. Individual stocks are then given a “weighting” in accordance with its proprietary weighting system. In addition, each stock selected must pay a current dividend and must generally be issued by a financially sound corporation, e.g., debt must not constitute more than 50% of capitalization.

Edgar Lomax’s investment process also focuses on individual stock weighting, portfolio rebalancing and trading. Through each of these, Edgar Lomax is seeking to maintain, if not reduce, absolute risk while making incremental improvements to long-term returns. Although basic investment concepts and raw data are gleaned from third-party sources, all investment recommendations are generated within its own investment committee. The majority of a portfolio’s turnover occurs during its annual rebalancing period. The portfolio is assigned an annual rebalancing date, during which the portfolio is matched to its perfect model portfolio. All stocks in the portfolio that are not in the model are sold; all stocks in the model not in the portfolio are bought. In between the annual rebalancing periods, Edgar Lomax will consider a stock for a possible sale. Any stock is critically reviewed for possible sale if: (1) the balance sheet has experienced significant deterioration since purchase, (2) company restructuring warrants a sale, or (3) the P/E ratio has developed a premium of more than 20% relative to that of the S&P.

4

NCM Capital Management Group, Inc.

NCM Capital Management Group, Inc. (“NCM”) is an African American-owned firm which serves as an Underlying Manager of the Fund. NCM employs a quantitative methodology to identify stocks that have the characteristics of low price earnings ratios relative to their growth rate, positive earnings surprise and attractive earnings momentum relative to all stocks in their universe. The stocks identified are subjected to traditional fundamental analysis to select the candidates that are ultimately included in portfolios. NCM’s focus is on companies with demonstrated earnings consistency and high growth companies selling at a reasonable price. The fundamental analysis provides validation of earnings estimates and establishes a target valuation. These factors allow for both the enhancement and protection of the portfolio. The analysts and the individual portfolio managers, who have analytical responsibility for the different market sectors, apply standard fundamental analytical techniques to the stocks that are attractive based on their quantitative screening. These techniques are bottom-up oriented. This process includes verification of consensus earnings estimates, examination of revenue and expense assumptions, analysis of individual company strategy, dividend growth potential, competitive considerations, financial quality, and overall company growth and profitability. 100% of NCM’s research is internally generated by the analysts, supported by outside research generated from reading Wall Street firms’ research and attending industry conferences. Following the equity decision making process described above, the portfolio manager builds a portfolio of 50-70 names. The sector weightings reflect NCM’s current outlook on the various sectors. Typically, stock positions will vary between 1% and 5% depending on market capitalization, liquidity factors, and investing style. The portfolio is typically structured so that it will not have less than a 0.5 times weighting or more than a 2 times weighting of any sector of the target index. This policy ensures that the portfolio will have positive exposure to sectors of the market that are in favor, and a controlled but not excessive exposure to sectors that are out of favor. The portfolio managers participate in a quarterly Economic Summit which influences the team’s macroeconomic perspective. NCM will not buy any securities that are less than $1 billion in market cap.

Paradigm Asset Management, Inc.

Paradigm Asset Management, Inc. (“Paradigm”) is an African American-owned firm which serves as an Underlying Manager of the Fund. Paradigm believes that superior long-term returns can best be achieved by exploiting the virtues of both active and quantitative strategies. Paradigm’s objective is to achieve enhanced returns over time through timely stock and sector selection while controlling relative risk and costs.  Paradigm translates this belief into an investment strategy designed to dynamically identify and capture the drivers of performance of large value each month into a diversified and risk-controlled portfolio.  The ability to dynamically adapt to the subtle changes driving performance of large value and to re-position the portfolio is a key virtue of Paradigm’s process.

Paradigm’s process uses several screens to identify relevant large value market data based upon institutional ownership. From this information, a universe of approximately 1,000 large value securities is identified and ranked based on a proprietary ranking algorithm.  A mean-variance optimization routine is utilized to build an efficient portfolio designed to maximize expected return and minimize volatility relative to the benchmark. The portfolio is rebalanced monthly to capture new market information.

The portfolio construction process, including buy and sell decisions, is systematically implemented utilizing portfolio optimization technology. The resulting portfolio features broad diversification – a typical portfolio will hold approximately 100 to 150 securities on average across a wide variety of sectors and industries.  Furthermore, any given security has a maximum benchmark plus 1.5% weight at the time of purchase in an effort to minimize the risk associated with any individual security.

Zevenbergen Capital Investments LLC

Zevenbergen Capital Investments LLC (“ZCI”) is a woman-controlled firm which serves as an Underlying Manager of the Fund. ZCI’s growth equity investment philosophy and stock selection process is predicated on the belief that a company’s revenue and earnings growth drives its stock price and a quality balance sheet protects against downside risk. ZCI employs many resources to create and maintain a fresh idea pool for current and potential equity investments. ZCI takes every opportunity to meet directly with companies’ management and participate in corporate conference calls. Research focuses on assessment of future revenue and earnings growth. Market share, product/service superiority, financial resources, forward-thinking management with focus on shareholder value and strong insider ownership are key fundamentals that ZCI considers in selecting equity investments. Growth drivers are identified for each company, which then become key to the ongoing evaluation process. The analyst

5

team searches for companies with growth rates in excess of the market, selling at discounts to those growth rates. This team approach to analysis also helps in identifying trends across industries. A broad review and comparison of cross-industry ideas creates the foundation for solid stock selection. “Bottom up” research and valuation process may uncover related growth investment opportunities in certain areas of the economy at any given time, creating concentrations in specific industry sectors. ZCI continually reviews the portfolio for growth balance, interest-rate sensitivity and concentration risks. Adjustments and/or portfolio decisions will be implemented to maintain strong growth exposures and mitigate risk. ZCI’s proprietary Comparative Valuation Model summarizes the fundamental characteristics (such as relative price/earnings and price/cash flow ratios) to use as a guideline for buy and sell decisions. The most important skill in a growth equity philosophy is the sell decision. ZCI will sell for three reasons: 1) a price target has been met and a security has moved beyond its intermediate valuation as indicated on its model and research report, 2) if fundamentals change, or the identified growth drivers have failed, or 3) with the pool of assets in a portfolio being finite, as new names provide better alternatives in growth and valuation as compared to an invested position, ZCI will take advantage of the best option. This ensures a continually competitive portfolio, as compared with new, available growth opportunities.

Who May Want to Invest in the Fund

The Wilshire/MAXAM Diversity Fund may appeal if you:

•	are a long-term investor;

•	seek growth of capital; or

•	want to invest your assets with money managers that are minority- or women-owned.

Main Investment Risks

The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies issuing their securities. For example, if large capitalization stocks fall out of favor generally with investors, the value of the Fund may decline. No assurances exist that the Fund will achieve its objective.

The Fund is subject to manager risk.  This is the risk that, as a multi-managed fund with multiple Underlying Managers who employ different strategies, MAXAM may select Underlying Managers who do not perform as expected or may select Underlying Mangers whose strategies are not complementary to one another.  The Fund is also subject to stock selection risk, which is the chance that poor security selection will cause the Fund to underperform its benchmark or other funds with a similar investment objective.

Since the Fund invests in growth and value stocks, the Fund may be subject to growth style risk and value style risk.  Over time, growth or value investing styles may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.  In addition, value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock.  The market also may not recognize a value stock’s intrinsic value for a long time or a stock judged to be undervalued may be appropriately priced.

PERFORMANCE AND FEE INFORMATION

Fund Performance

No performance information is provided since the Fund was launched on  ________, 2008.

Fees and Expenses of the Fund

As a benefit of investing in the Fund, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Fund’s shares, based on estimated total expenses for 2008 since the Fund was launched on  ________, 2008.

6

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.88%	0.88%

Total Annual Fund Operating Expenses	2.03%	1.78%
Less Waivers/Reimbursements[2]	(0.53)%	(0.53)%
Net Annual Fund Operating Expenses	1.50%	1.25%

(1)	Other Expenses include shareholder servicing fees, custodian, legal and audit expenses and are based on estimates for the current fiscal year.
(2)
Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class shares, respectively. This agreement to limit expenses continues through at least May 1, 2009. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example:

This example helps you to compare the cost of investing in the Wilshire/MAXAM Diversity Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$153	$127
3 Years	$585	$509

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Equity Securities Risks

Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

ETF Risk

ETFs in which the Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Multi-Managed Fund Risk

The Fund is a multi-managed fund with multiple Underlying Managers who employ different strategies. As a result, the Fund may have buy and sell transactions in the same security on the same day.

Real Estate Investment Trust Risk

REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified and may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

7

Securities Lending

The Fund may lend its investment securities in an amount of up to 33-1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Company’s Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.

Convertible Securities

Convertible securities are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Temporary Investments

During adverse market or economic conditions or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, the Fund may not achieve its objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information and on the Company’s website at www.wilshirefunds.com. The Fund’s complete portfolio holdings data will be made available monthly on the Company’s website at http://www.wilshirefunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the “SEC”) on Form N-Q or Form N-CSR (which are typically filed within 70 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser for the Fund. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2008, managed approximately $42 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee as of May 31, 2008, is currently comprised of Cleo Chang, Larry Davanzo, Jim Dunn, Josh Emanuel, Trevor Jackson, Alisan Pabon, Jason Schwarz, Helen Webb-Thompson, JJ Wilczewski, Victor Zhang. Mr. Dunn is the Chairman of the investment committee.  The investment committee reviews the daily performance of the Fund. Additionally, the investment committee maintains regular communication with MAXAM.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board of Directors and Wilshire to retain sub-advisers to the Fund in certain circumstances without shareholder approval. Under the Agreement, Wilshire charges annual fees of 0.90% of average daily net assets for the Fund. Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class

8

shares, respectively. This agreement to limit expenses continues through at least May 1, 2009. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. A discussion regarding the basis for the Board of Directors’ approval of the Agreement will be included in the Company’s semi-annual report to shareholders dated June 30, 2008.

Wilshire may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Fund available on their omnibus platforms a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for shareholders. These payments and compensation are in addition to fees paid by the Fund. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Fund shares.

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the Investment Company Act of 1940 (the “1940 Act”) requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or a portion of the Fund, subject to the Board of Directors’ approval. Wilshire is responsible for, among other things, setting the Fund’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Fund’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

As part of its management and oversight of the Fund, Wilshire has selected MAXAM to serve as sub-adviser.

Sub-Adviser

Maxam Capital Management LLC

MAXAM is the sub-adviser for the Fund. MAXAM is located at 16 Thorndal Circle, Darien, Connecticut 06820. MAXAM was formed in April 2005 by Sandra Manzke, a pioneer in pension fund consulting, who has a twenty-five year track record in the creation of successful multi-manager products through the identification of talented investment advisers. MAXAM is a women and employee-owned firm. Sandra Manzke and key employees retain a majority ownership. Prior to starting MAXAM, Ms. Manzke was the founder and former CEO of Tremont Capital Management, Inc. (“Tremont”), where she built a successful investment management firm. When she founded her first investment management firm in 1984, she quickly recognized the adversities facing a woman-owned firm. With this experience, along with other principals of MAXAM, she was one of the early proponents for including women and minority money managers in investment products and has been investing with minority and women managers since 1990. MAXAM continues to focus resources on all aspects of the financial community with the goal of finding superior money managers. MAXAM’s senior professionals have worked together for over a decade and have vast experience in the investment community.

MAXAM selects investment advisers to serve as Underlying Managers and determines the allocation of the Fund’s assets among the selected Underlying Managers. In its discretion, MAXAM may allocate no assets to a given Underlying Manager.  MAXAM selects Underlying Managers to manage the assets of the Fund, subject to approval of the Company’s Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each Underlying Manager’s philosophy and process, people and organization, resources, and performance.

MAXAM’s fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors’ approval of the sub-advisory agreement will be available in the Company’s semi-annual report to shareholders dated June 30, 2008.

Underlying Managers

The Underlying Managers’ fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors’ approval of each underlying manager agreement will be available in the Company’s semi-annual report to shareholders dated June 30, 2008.

9

Charter Financial Group, Inc.

Charter, 4600 East West Highway, Bethesda, Maryland 20814, was incorporated in the District of Columbia in 1995 and began providing investment management services in 1996 as a registered investment adviser. Charter provides investment management services to institutional investors, consisting of unaffiliated entities such as corporate and public employee pension funds, foundations and to private clients, consisting of high net worth individuals, trusts and charitable foundations, partnerships, private and family corporations and other entities, by means of separate accounts. The structure of ownership is 65% woman-owned. As of December 2007, Charter managed approximately $159 million in assets.

Susan Stewart and Thomas King, co-founders of Charter, are the portfolio managers for Charter’s portion of the Fund.  Ms. Stewart is controlling shareholder and President of Charter.  She is the senior portfolio manager for the Charter Large Cap Equity Portfolio, a portfolio of large cap stocks managed on behalf of institutional pension funds, and the Charter Multi Cap Equity Portfolio of large, mid, small and international stocks managed on behalf of private investors.  Prior to founding Charter in 1996, Ms. Stewart worked at Merrill Lynch, Shearson Lehman Bros. and Bank of America Trust Department.  She holds a BA from Ursinus College and a JD from The Dickinson School of Law at the Pennsylvania State University.

Mr. King is shareholder and Chief Investment Officer of Charter.  He is a portfolio manager for the Charter Large Cap Equity Portfolio, a portfolio of large cap stocks managed on behalf of institutional pension funds, and the Charter Multi Cap Equity Portfolio of large, mid, small and international stocks managed on behalf of private investors.  Prior to founding Charter in 1996, Mr. King worked at Chase Manhattan, PNC Bank and First Union National Bank, handling institutional, tax-exempt and taxable funds.  Mr. King holds a finance degree from St. John’s University, a paralegal diploma from New York University and a BA in History from American University.  He is a Chartered Financial Analyst (granted charter in 1988) and is a member of the CFA Institute.

Hanseatic Management Services, Inc.

Hanseatic, 5600 Wyoming NE, Suite 220, Albuquerque, New Mexico 87109, was founded in 1995 as an internal spinout from Hanseatic Group, Inc. (founded in 1977) to trade securities using quantitative methodologies. It is a women-owned investment firm. As of December 2007, Hanseatic managed approximately $246 million in assets.

Ed Meihaus, Russ Sanderson and Brian Stangel are the portfolio managers of Hanseatic’s portion of the Fund.  Ed Meihaus, Chief Investment Officer (BSME, University of Louisville, MBA, University of Memphis), joined Hanseatic in 1985.  Since then he has developed quantitative model-based investment applications, primarily the set of disciplines which underlie Hanseatic’s equity products.

Russ Sanderson, Portfolio Manager (BUS, University of New Mexico), joined Hanseatic in 1989.  He is currently part of the portfolio management team, research and development, and oversees all information technology (IT) for the company.  Over the years he worked in all major aspects of the firm’s operations focusing primarily on systems development and IT.

Brian Stangel, Vice President/Portfolio Manager (BA, UW-Milwaukee), joined Hanseatic in 1993.  Upon joining Hanseatic, he developed knowledge and experience in each of the major operational and support areas of the business, including trading, compliance and performance accounting.  He currently serves as part of the portfolio management team and assists with marketing.

Lombardia Capital Partners LLC

Lombardia, 55 Lake Avenue, Suite 750, Pasadena, California 91101, was founded in September 1989 under the name Valenzuela Capital Management. In July 2006 the firm’s name was changed to Lombardia Capital Partners, LLC (“Lombardia”). In September 2005, the current principals acquired the equity interests of Valenzuela Capital upon the retirement of Thomas Valenzuela from the firm. It is an Hispanic-owned firm. As of December 2007, Lombardia managed approximately $1.6 billion in assets.

Jorge G. Castro, Leslie Waite, Kelly R. Ko and Fernando Inzunza are the portfolio managers of Lombardia’s portion of the Fund.

Jorge G. Castro, CFA, is Chief Executive Officer of Lombardia.  Previously, Mr. Castro served as CEO, CIO and founding principal of Los Angeles-based CIC/HCM Asset Management (1990-2003).  Prior to starting CIC/HCM in 1989, Ms. Castro worked for Goldman Sachs & Co. (1985-1990) and J.P. Morgan (1983-1985) in New York City.

10

Mr. Castro serves as Vice Chairman and a founding member of the Board of Directors for the New America Alliance, an organization of the nation’s most prominent Latino business leaders.  Mr. Castro serves on the Board of Directors of Infinity Property & Casualty Corporation (IPCC), a publicly traded insurance company with an $800 million market capitalization.  He serves on IPCC’s audit, compensation, and nominations/governance committees.  Mr. Castro is a member of the Pacific Oaks College Business Advisory Board.  In 2005 Mr. Castro completed the Director’s College Program at Stanford University Law School and in 2006 he completed the Harvard Business School Program on Making Corporate Boards More Effective.

For 12 years ending in 2005 Mr. Castro served as a member of the Board of Trustees at Milton Academy.  He served on the executive committee of the board and was Co-Chairman of the investment committee for the school’s $150 million endowment.  For six years Mr. Castro served as a director of the Metropolitan Water District of Southern California.  Metropolitan provides water services for 16 million residents in six Southern California counties.  Mr. Castro was chairman of the Budget, Finance, and Investment Committee which oversees a $1 billion fixed income portfolio.  Previously, Mr. Castro served as a director and Chairman of the Board of the Ed Fund of the State of California.  Ed Fund is a non-profit corporation which overseas a $15 billion student loan guarantee portfolio.  He was also a director of the Lincoln Advisor Funds, a mutual fund family sponsored by the Lincoln National Life Insurance Company.

Mr. Castro is a 1975 graduate of Milton Academy in Boston, attended Loyola High School in Los Angeles, and attended St. Matthias Elementary School in Huntington Park, California.  He is a magna cum laude graduate of Princeton University (1979) and was a Ph.D. candidate in government at Harvard University (1979-1983).  He completed the Introduction to Business Program for Ph.D.s at Harvard University.  Mr. Castro is a Chartered Financial Analyst, CFA.

Leslie Waite, CFA, joined Lombardia in 2003 as Managing Director and lead Portfolio Manager of Lombardia’s Large Cap Value strategy.  Previously, Mr. Waite served as CEO, CIO and founding principal of Los Angeles-based Waite & Associates, an institutional asset management company (1978-2002).  Prior to starting Waite & Associates in 1978, Mr. Waite worked for George D. Bjurman & Associates (1975-1977) and Pacific Mutual Life Insurance Company (1969-1974).  Mr. Waite serves as a member of the Board of Directors of Reliance Steel & Aluminum Company (NYSE:  RS), one of the largest metals service center companies in the United States.  He serves on the Audit Committee and chairs the Compensation and Stock Option Committee.

Mr. Waite is a 1967 graduate of Claremont McKenna College with a B.A. degree in economics.  He also has a MBA degree from the University of Southern California (1969).  Mr. Waite is a CFA charterholder.

Kelly R. Ko, CFA, is a Managing Director of Lombardia.  Mr. Ko joined Lombardia in the second quarter of 2006 as a member of the large cap investment team and lead portfolio manager of the LCP Mid-Cap Value strategy.  He has over 22 years of professional investment experience and has been investing in value equities since 1986.  Previous to joining Lombardia, Mr. Ko served as a lead portfolio manager of mid cap and all cap strategies, and co-portfolio manager of small cap value equities at Dean Investments.  Prior to this, he was co-portfolio manager of large cap value equities at Cutler & Company, and co-portfolio manager of large and small cap value equities at Nicholas Applegate.  Before Nicholas Applegate, Mr. Ko spent eights years as an investment analyst of value equities at Hughes Investment Management, and six years as vice present and investment analyst at Security Pacific Investment Research.  Mr. Ko holds a B.S. in Business Administration from the University of Southern California and an MBA from the Fuqua School of Business at Duke University.  He is also a CFA charterholder.

Fernando Inzunza, CFA, is a Managing Director of Lombardia and devotes his time to research on small cap and large-cap values stocks.  Previously, Mr. Inzunza served as a founding principal of Los Angeles-based CIC/HCM Asset Management (1989-2003).  Prior to starting CIC/HCM in 1989, Mr. Inzunza worked for a private family’s investment office (1985-89), First Interstate Bank (1981-1985) (Caracas, Los Angeles, London, Mexico City & Santiago), Union Bank/Standard Chartered Bank Group Ltd. (1980-81) and the law firm of Baker & McKenzie (1978-79) (Caracas).

Mr. Inzunza served as a member of the Board of Trustees at Crossroads School for Arts & Sciences (1998-2002) and at the Standard Business School Investment Trust (1990-96) (investment committee (1994-96)).  He served as president of the Stanford Business School Alumni Assoc., Los Angeles, 1984 (also as a national director, SBSAA, 1985-87).  Mr. Inzunza was also a founder (1988), director (1988-1996) and chief operating officer (1996) of the National Society of Hispanic MBAs.  Mr. Inzunza is a graduate of Yale University (B.S., 1974), Stanford Law School (J.D., 1978) and Stanford Graduate School of Business (M.B.A., 1978).

11

The Edgar Lomax Company

Edgar Lomax, 6565 Loisdale Court, Springfield, Virginia 22150, was founded in 1986 as a registered investment adviser. An independent corporation, the firm’s sole business is domestic large-cap value equity investment management. Edgar Lomax is a minority-owned firm with approximately 66% ownership by African-Americans. As of December 2007, Edgar Lomax managed $1.5 billion in assets.

Randall R. Eley and Phillip A. Titzer are the portfolio managers of Edgar Lomax’s portion of the Fund.  Mr. Eley, President and Chief Investment Officer, founded Edgar Lomax in 1986.  Mr. Titzer, Vice President of Investment Operations and a portfolio manager, has worked with Edgar Lomax since 1996.

NCM Capital Management Group, Inc.

A subsidiary of Sloan Financial Group, Inc., NCM, 2634 Chapel Hill Boulevard, Suite 206, Durham, North Carolina 27707, was founded in 1986. NCM was originally an affiliate of North Carolina Mutual Life Insurance Company, one of the oldest and largest minority owned financial institutions in the United States. It remains African American-owned. As of December 2007, NCM managed approximately $2.9 billion in assets.

Maceo K. Sloan, CFA, is the portfolio manager for NCM’s portion of the Fund.  Mr. Sloan is a graduate of Morehouse College, BA, 1971; Georgia State University, MBA, 1973 and North Carolina Central University School of Law, JD, 1979.  Mr. Sloan is Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc., a financial holding company (since 1991), and Chairman, Chief Executive Officer and Chief Investment Officer of  NCM (since 1991) and NCM Capital Advisers, Inc. (since 2003). NCM is a wholly-owned subsidiary of Sloan Financial Group. He previously worked for North Carolina Mutual Life Insurance Company as Vice President, Treasurer and Chief Investment Officer.

Mr. Sloan is a director of SCANA Corporation, a trustee of Teachers Insurance Annuity Association-College Retirement Equity Fund (TIAA-CREF); Chairman of the Board of M&F Bancorp, Inc. and a director of its subsidiary, Mechanics and Farmers Bank

Paradigm Asset Management, Inc.

Paradigm, 445 Hamilton Avenue, Floor 12, Suite 1203, White Plains, New York 10601, formerly Beal Asset Management, was incorporated in 1988 and commenced operations in June of 1990. It is African American-owned. As of December 2007, Paradigm managed approximately $1.1 billion in assets.

James E. Francis, President and Chief Executive Officer of Paradigm, leads the portfolio management team of Paradigm’s portion of the Fund.  Mr. Francis was the co-founder of Paradigm in 1991 and has overseen the investment process since Paradigm’s inception.  The other members of the team include Gregory Pai and Jeffrey E. Marcus.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner.  He has been involved in portfolio management since he joined Paradigm.  Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.

Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager.  Mr. Marcus has been involved in portfolio management and investment analysis since 1988.  Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Zevenbergen Capital Investments LLC

Zevenbergen Capital Investments LLC (ZCI), 601 Union Street, Suite 4600, Seattle, Washington 98101, was formed in 2003 through a transaction in which its predecessor organization transferred the entirety of its personnel and investment advisory business to ZCI.  The predecessor organization was founded by Nancy Zevenbergen in 1987 as a domestic growth equity investment adviser and today, ZCI continues to provide innovative, aggressive growth-equity investment advisory services for a variety of institutional and individual clients.  ZCI is a women-controlled firm with approximately $2.2 billion in assets under management as of June 30, 2008.

Nancy Zevenbergen, Brooke de Boutray and Leslie Tubbs are the portfolio managers of ZCI’s portion of the Funds.

12

Nancy Zevenbergen, CFA, CIC and President and Chief Investment Officer of ZCI, established ZCI in 1987, creating a responsive, research-focused investment firm.  Prior to founding ZCI, Ms. Zevenbergen served for six years as a Portfolio Manager and Research Analyst for Rainier National Bank.  She was responsible for supervising over $100 million in trust assets for individuals and organizations with diverse investment goals and varying constraints.  Ms. Zevenbergen oversees ZCI’s investment policy and portfolio management decisions, maintaining a strong commitment to original research.  She graduated from the University of Washington, earning a BA in Business Administration with a concentration in Finance.  Furthermore, she is a CFA charterholder and is a member of both the CFA Institute and the CFA Society of Seattle.  Ms. Zevenbergen serves on the Board of Seattle Pacific Foundation.

Brooke de Boutray, CFA, CIC and Managing Director and Portfolio Manager of ZCI, joined ZCI in 1992 with primary responsibilities in portfolio management and equity research.  Her lengthy career in the financial industry includes positions as Portfolio Manager, Research Analyst and Trust Officer for First Interstate Bank, as well as Portfolio Manager and Director of Marketing for M.T. Associates Investment Council and Instructor of Accounting for Lincoln University in Canada.  Ms. de Boutray has spent much time abroad, living in both France and Canada, which provides valuable international perspective to the investment process.  As a Portfolio Manager, Ms. de Boutray helps define ZCI’s investment policy and has responsibility for selecting equity holdings.  She received a BA in Business Administration from the University of Washington and a MBA from the University of Puget Sound.   Ms. de Boutray is also a CFA charterholder and is a member of both the CFA Institute and the CFA Society of Seattle.  In addition, Ms. de Boutray serves on the Department of Finance and Economics Advisory Board at Seattle University.

Leslie Tubbs, CFA, CIC and Managing Director and Portfolio Manager of ZCI, joined ZCI in 1994, after working for eight years in commercial lending, credit analysis, marketing, administration and senior-level management at Key Bank of Washington.  In addition to her primary responsibilities as a Portfolio Manager and Research Analyst, she also serves as ZCI’s Chief Compliance Officer and oversees financial management of the firm.  She holds a BA in Business Administration from the University of Washington with a concentration in Finance.  Ms. Tubbs is a CFA charterholder and is a member of both the CFA Institute and the CFA Society of Seattle.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Fund.

Related Performance of the Underlying Managers

The Underlying Managers serve as subadvisers to MAXAM with respect to a multiple manager separate account utilizing minority investment firms that has a substantially similar investment objective and substantially similar investment strategies and policies as those of the Fund (the “Composite”).  The historical performance data shown below represents the actual performance of each Underlying Manager for managing accounts, including the Underlying Manager’s portion of the Composite, that are substantially similar to the Underlying Manager’s portion of the Fund (each an “Underlying Manager Composite”).  Each Underlying Manager Composite includes the performance of all of the Underlying Manager's accounts with investment objectives, policies and strategies that are substantially similar to that of the Fund. The performance shown is not that of the Fund and is provided solely to illustrate the performance of each Underlying Manager and does not indicate the past or future performance of the Fund.

Returns include all dividends, interest, realized and unrealized gains and losses.  Performance information is net of all fees and expenses.  Fees and expenses of the Fund are higher than those of the Underlying Manager Composites and are discussed above in the section “Performance and Fee Information.”  Use of the Fund’s estimated expenses in an Underlying Manager Composite would have lowered the Underlying Manager Composite’s results.

The Underlying Manager Composites are not registered investment companies under the 1940 Act and, as a result, have not been subject to the restrictions and investment limitations imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), including for example, diversification and liquidity requirements and restrictions on transactions with affiliates.  The performance of the Underlying Manager Composites may have been different had they been subject to regulation as investment companies under the 1940 Act and the Code.

Underlying Manager Composite Performance
Periods Ended May 31, 2008
			Annualized Returns
	3 Months	YTD	1 Year	3 Yrs	5 Yrs
Charter Large Cap Growth	6.26%	-3.59%	-0.03%	8.77%	11.63%
Edgar Lomax Large Cap Value	3.74%	-2.73%	-11.33%	7.53%	10.45%
Hanseatic Large Cap Growth	10.49%	1.54%	11.61%	16.54%	16.25%
Lombardia Large Cap Value	7.07%	-2.93%	-6.34%	10.41%	11.67%
NCM Broad Growth	3.92%	-6.00%	-8.99%	8.68%	12.38%
Paradigm Large Cap Value	4.09%	-4.35%	-9.12%	9.68%	12.55%
S&P 500 w/ dividends	5.77%	-3.80%	-6.70%	7.56%	9.77%
13

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class shares annually of up to 0.25% of the average daily net assets attributable to the Fund’s Investment Class shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

The Fund has also adopted a shareholder services plan for its Investment and Institutional Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% of the average daily net assets attributable to the Investment and Institutional Class shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Fund Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange (“NYSE”) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interest to do so. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investments in the Fund are as follows:

•
Investment Class Shares. The minimum initial investment in the Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time. We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Fund in fee-based mutual fund programs.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of the Fund. Your adviser or broker will then transmit a purchase order and payment to the Fund on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Fund account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO  64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO  64105

14

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Fund. No investments may be made with third party checks.

(2) Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA No: 101000695
Wilshire Mutual Funds, Inc – Wilshire/MAXAM Diversity Fund
DDA:  9871737314
FFC: [Insert shareholder name(s) and account number.]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., P.O. Box 19512, Kansas City, MO 64121-9512. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.

How To Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

15

•
Automated Clearing House (ACH) Redemptions. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application.  There is no minimum per ACH transfer.

(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances.  If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class shares, or $150,000 in the case of Institutional Class shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class shares, and $150,000 in the case of Institutional Class shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and the Fund’s Sub-Adviser and Underlying Managers believe it would be in the Fund’s best interest not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of the Fund, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Your purchase request will be considered to be in “good order” if it includes a personal check or wire funds transmission from your account together with a completed and signed Account Application, or (in the case of a subsequent purchase) a completed investment slip from a previous purchase or sale confirmation.  Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your properly completed

16

redemption request. We calculate the net asset value per share of each class of the Fund at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of the Fund is calculated by adding the value of the individual securities and other assets held by the Fund, subtracting the liabilities of the Fund attributable to that class, and dividing by the total number of the shares outstanding of that class of the Fund.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

How to Exchange Fund Shares

You may exchange your shares in the Fund for shares of the same class of another fund of the Company. You also may exchange shares of one class for shares of another class of the Fund, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Note that exchanges from the Fund to another fund are taxable transactions for federal income tax purposes while exchanges from one class to another class of the Fund are not taxable transactions. The Company currently offers in another prospectus shares of six other funds.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64125-9512. Your letter should state the name of the Fund and share class you are exchanging, the number of shares you are exchanging and the name of the Fund and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail.” To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

•	Shares will be exchanged at their net asset value next determined after we receive your exchange request.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of the fund whose shares you are acquiring.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company’s Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as fund rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

17

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Retirement Plans

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of the Fund automatically reinvested at net asset value in additional shares of the Fund, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Fund.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund’s distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income other than “qualified dividend income,” and distributions of realized net short-term capital gains are taxable to you as ordinary income. Distributions of “qualified dividend income” (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate investors in the Fund at rates applicable to long-term capital gains, provided certain holding period requirements are met. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund. The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. An exchange of the Fund’s shares for shares of another fund will be treated for federal income tax purposes as a sale of the Fund’s shares, and any gain you realize on the exchange may be taxable. Foreign shareholders are subject to special withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

18

The following notice does not constitute part of and is not
incorporated into the prospectus for the Company.

WILSHIRE MUTUAL FUNDS, INC.

Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

•	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

•	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

•
Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stores on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

•	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

•	Companies that provide services for us to help market our products to you; and

•	Governmental or other legal agencies, as required by law.

When information is shares with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilshirefunds.com for additional copies of this policy.

19

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO  64121-9512
or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

•	For duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-7076)

20

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated July 15, 2008

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE/MAXAM DIVERSITY FUND

INVESTMENT CLASS SHARES
INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

July 15, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolio of Wilshire Mutual Funds, Inc. (the “Company”): Wilshire/MAXAM Diversity Fund (the “Fund”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Fund dated July 15, 2008 and is incorporated by reference in its entirety into the prospectus. You can obtain free copies of the prospectus by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO  64121-9512

TABLE OF CONTENTS

The Fund	1
Investment Policies and Risks	1
Disclosure of Portfolio Holdings	7
Investment Restrictions	8
Directors and Officers	9
Principal Holders of Securities	13
Investment Advisory and Other Services	13
Code of Ethics	17
Proxy Voting Policy and Procedures	18
Portfolio Transactions	18
Net Asset Value	19
Purchase of Fund Shares	20
Redemption of Fund Shares	21
Shareholder Services	22
Dividends, Distribution and Taxes	23
Other Information	25
Financial Statements	27

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for the Fund. The Company also offers other series of shares in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund, MAXAM Capital Management LLC (“MAXAM”) serves as a sub-adviser for the Fund (the “Sub-Adviser”) and Charter Financial Group, Inc. (“Charter”), Hanseatic Management Services, Inc. (“Hanseatic”), Lombardia Capital Partners, LLC (“Lombardia”), The Edgar Lomax Company (“Edgar Lomax”), NCM Capital Management Group, Inc. (“NCM”), Paradigm Asset Management, Inc. (“Paradigm”) and Zevenbergen Capital Investments LLC (“ZCI”) (the “Underlying Managers”) serve as the Underlying Managers for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc, A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire, the Sub-Adviser or the Underlying Managers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire, the Sub-Adviser and the Underlying Managers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Exchange-Traded Funds (“ETFs”). The Fund may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Lending Portfolio Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. The value of REITs may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the REIT, and failing to maintain exempt status under the 1940 Act. In addition to the advisory and operational fees the Fund bears directly in connection with its own operations, the Fund would also bear its pro rata portion of a REIT’s managerial fees.

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Sub-Adviser of information about the portfolio holdings and characteristics of the Fund. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company’s Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, only after such portfolio holdings information is made available on the Fund’s website; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others upon request; (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Sub-Adviser have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Funds is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Adviser or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company).

 On a periodic basis, the Company’s CCO will monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with this Policy.  If the CCO determines that any reported exception to, or violation of, this Policy constitutes a material compliance matter under the 1940 Act, the CCO will report the matter to the Board at the end of the quarter in which the determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company’s Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board of Directors. The Fund may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board of Directors (the “Board”) has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Lawrence E. Davanzo, 55(2)	Director and President	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005- Present, Wilshire Variable Insurance Trust; Managing Director, August 2004- October 2004, Guggenheim Partners, independent investor, August 2001-August 2004.	21	Wilshire Variable Insurance Trust (14 Funds); Wilshire Associates Incorporated

Non-Interested Directors

Theodore J. Beck, 55	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1999-2005)	7	N/A

Roger A. Formisano, 59	Director	Since 2006	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	21	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (14 Funds)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Richard A. Holt, 66	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	21	Wilshire Variable Insurance Trust (14 Funds)

Suanne K. Luhn, 53	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	21	Wilshire Variable Insurance Trust (14 Funds)

Harriet A. Russell, 66	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	21	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (14 Funds)

George J. Zock, 57	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	21	Wilshire Variable Insurance Trust (14 Funds)
Officers

Danny Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007).	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

(1)	Directors hold office until they resign or their successors have been elected and qualified.
(2)	Mr. Davanzo is an interested person because of his position with the Company’s investment adviser, Wilshire Associates Incorporated.

Committees

The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), include Messrs. Formisano (Chairman), Beck and Zock. The Audit Committee held three meetings in 2007.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairman) and Formisano and Ms. Luhn. The Nominating Committee held four meetings in 2007. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chair of the Nominating Committee.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairman) and Beck and Mses. Luhn and Russell. The Investment Committee held four meetings in 2007.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are Independent Directors, include Ms. Russell (chairperson), Messrs. Beck, Formisano, Holt and Zock and Ms. Luhn. The Contract Review Committee held three meetings in 2007.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Fund securities. The members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Beck (alternate) Mr. Formisano (alternate), Ms. Luhn (alternate) and Mr. Zock (alternate). The Valuation Committee held three meetings in 2007.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2007.

Directors Who Are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Theodore J. Beck	None
Roger A. Formisano	None
Richard A. Holt	None
Harriet A. Russell	None
George J. Zock	None

Directors Who Are “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None

(1)	The Fund commenced operations on , 2008.

As of December 31, 2007, none of the Independent Directors, nor any of their immediate family members owned, beneficially or of record, any securities in Wilshire, MAXAM, the Underlying Managers or SEI Investments Distribution Co. (the “Distributor”), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, MAXAM, the Underlying Managers or the Distributor.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2007. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each paid a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation.  Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each independent Board member an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each Independent Director an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

Directors Who Are Not “Interested Persons” of the Company

Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex(1)
Theodore Beck(2)	$0	N/A	N/A	$0
Roger D. Formisano	$14,541	N/A	N/A	$27,000
Richard A. Holt	$14,451	N/A	N/A	$27,000
Suanne K. Luhn(3)	$0	N/A	N/A	$0
Harriet A. Russell	$12,615	N/A	N/A	$23,000
George J. Zock	$22,298	N/A	N/A

(1)
This is the total amount compensated to the Director for his or her service on the Company’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

(2)	Mr. Beck joined the Board effective May 1, 2008.
(3)	Ms. Luhn joined the Board effective February 1, 2008.

PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof,   owns 100% of the outstanding shares of the Fund. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. As of the date hereof, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser, Sub-Adviser and Underlying Managers

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended from time to time (the “Advisory Agreement”).

MAXAM is a sub-adviser of the Fund pursuant to an Investment Sub-Advisory Agreement with Wilshire (the “Sub-Advisory Agreement”).

Pursuant to underlying manager agreements with Wilshire and MAXAM, Charter, Hanseatic, Lombardia, Edgar Lomax, NCM, Paradigm and ZCI each manage a portion of the Fund.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire charges an annual fee of 0.90% of the average daily net assets for the Fund. Because the Fund commenced operations on  , 2008, no advisory fees were paid in fiscal year 2007. Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fees to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least May 1, 2009. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board of Directors one or more sub-advisers to manage the Fund or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Company’s Board of Directors, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the Sub-Advisory Agreement with Wilshire, Wilshire splits its advisory fee equally with MAXAM after it pays the Underlying Managers. Such fees are paid exclusively by Wilshire and not directly to MAXAM by shareholders of the Fund. Because the Fund commenced operations on  , 2008, no sub-advisory fees were paid to MAXAM in fiscal year 2007. MAXAM is an independent contractor and may act as an investment adviser to other clients.

MAXAM will not be liable to Wilshire, the Company or any stockholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by MAXAM of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. MAXAM will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformance with written information furnished by MAXAM to Wilshire or the Fund.

The Sub-Advisory Agreement will continue in force until August 31, 2009, unless sooner terminated as provided therein. After its initial term, the Sub-Advisory Agreement will continue in force from year to year so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Underlying Manager Agreements and Fees

Pursuant to the underlying manager agreements with each of the Underlying Managers (the “Underlying Manager Agreements”), the fees payable to each Underlying Manager with respect to the Fund are paid exclusively by Wilshire and not directly by shareholders of the Fund. The Underlying Managers are independent contractors, and may act as investment advisers to other clients. MAXAM may retain one or more other underlying managers with respect to any portion of the assets of the Fund other than the portions to be managed by the respective Underlying Managers.

No Underlying Manager will be liable to Wilshire, MAXAM, the Company or any stockholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Underlying Manager of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. Each Underlying Manager will indemnify and defend Wilshire, the Company, MAXAM and their representative officers, directors, employees and any person who controls Wilshire or MAXAM for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Underlying Manager to Wilshire, MAXAM or the Fund.

The Underlying Manager Agreements will continue in force until August 31, 2009, unless sooner terminated as provided in the respective Underlying Manager Agreements. After its initial term, each Underlying Manager Agreement will continue in force from year to year with respect to the Fund so as long it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

Pursuant to the Underlying Manager Agreements, Wilshire pays each Underlying Manager a fee based on average daily net assets of the portion of the Fund managed by the Underlying Manager, computed daily and payable monthly.  The aggregate fee paid to all Underlying Managers is 0.35%.  Because the Fund commenced operations on __________ , 2008, no fees were paid by Wilshire to the Underlying Managers in fiscal year 2007.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Fund Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Charter

Investment decisions for the portion of the Fund managed by Charter are made by its Investment Team, comprised of senior Investment Team members.  Fundamental analysis and research is done by internal research staff.

The members of the Investment Team with the most significant responsibility for the day-to-day management of the portion of the Fund managed by Charter are Susan Stewart, Charter’s president, and Tom King, Charter’s Chief Investment Officer, who collectively manage the Fund and other client accounts as described below.

The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Stewart and Mr. King, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of April 30, 2008:

Type of Accounts	Total number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	144	150.6	132	149.3

As of April 30, 2008, Charter managed 144 separate account portfolios, for 69 households pursuant to one of two equity strategies.

The equity assets of high net worth individuals are managed pursuant to the Charter Multi Cap Equity strategy and institutional clients are managed pursuant to the Charter Large Cap Equity strategy.  Accordingly, there is significant overlap in equity holdings within portfolios in similar strategies.  High net worth individuals with fixed income assets have wider divergence within that asset class due mostly to disparate risk, cash flow and tax profiles.  Both equity strategies are routinely benchmarked against the S&P 500.

While Charter manages each client account individually, it does purchase and/or sell the same securities for many accounts.  When possible, Charter aggregates client purchases and sales in the same securities.  Each Charter client in an aggregate transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge.  However, where a Charter client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction.  In general, an aggregated transaction may enable Charter to obtain a discounted commission charge and a more favorable execution price.  If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, Charter allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.  Since Charter clients have different investment objectives and transactions cause differing tax implications, Charter may purchase or hold a security for one client, and sell the same security for another client.  Charter invests only in highly liquid publicly traded securities and that fact causes it to believe that there are no significant conflicts resulting from various client accounts owning or trading the same securities.

Ms. Stewart is the majority owner of Charter; Mr. King owns a minority interest.  Charter is a corporation and therefore both Ms. Stewart and Mr. King are employees and receive a salary and bonuses as compensation.  Accordingly, their income is influenced generally by the firm’s profitability rather than dependent upon performance of particular accounts.  As shareholders, each receives a pro-rata share of any dividends.  Charter earns its revenues solely through annual management fees.

As of the date of this SAI, neither Ms. Stewart nor Mr. King owned shares of the Fund.

Edgar Lomax

Randall R. Eley and Phillip A. Titzer, portfolio managers of Edgar Lomax’s portion of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Mr. Eley and Mr. Titzer

Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee
Registered Investment Companies	1	$24.0 million	0	$0.00
Other Pooled Investments	0	$0.00	0	$0.00
Other Accounts	46	$1.5 billion	2	$34 million

The portfolio managers who have day-to-day management responsibilities with respect to accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  Edgar Lomax seeks to manage such competing interests for the time and attention of the portfolio managers.

All large-cap value equity accounts are managed with the same investment style, and client/Fund portfolios are substantially similar.  With respect to securities transactions for the Fund, Edgar Lomax determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction.  For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time.  The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, there is not expected to be a conflict in fulfilling investment opportunities.

The portfolio managers receive a fixed annual salary in cash.  The portfolio managers’ salaries are comparable to other managers that manage similar type funds.  Both portfolio managers receive an annual bonus related to Edgar Lomax profitability.  Mr. Eley participates in a deferred compensation plan on a voluntary basis.  The portfolio managers also participate in a retirement plan in the form of a 401(k) profit sharing plan.  Upon meeting certain tenure requirements, all employees of Edgar Lomax are awarded stock options in The Edgar Lomax Company.

As of the date of this SAI, Mr. Eley and Mr. Titzer owned no securities of the Fund.

Hanseatic

Ed Meihaus, Russ Sanderson and Brian Stangel, portfolio managers of Hanseatic’s portion of the Fund, are primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts.  As of May 23, 2008, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	1	$0.6	0	0
Other Accounts	11	$262	0	0

According to Hanseatic, there are no material conflicts of interest that may arise in connection with the Hanseatic portfolio team managing the investment of the Fund and the management of the accounts listed in the table above for which the Hanseatic portfolio team has primary responsibility.

All Hanseatic accounts use the same quantitative methodology, applied in equal measure for all accounts in any one product.  Only capitalization levels divide the Small Cap product and the Large Cap product, not the quantitative methodology nor the investment process and execution policy.  For the Large Cap product, within which are the Fund and five other discretionary accounts, each account is identically treated in terms of quantitative methodology, investment process and execution policies, the only difference being one of asset level.  The same three-person portfolio team – Ed Meihaus, Russ Sanderson and Brian Stangel – manages all Hanseatic products with the team counterchecking itself to ensure error control and lack of conflicts of interest.  Further and separately, the Investment Committee, which includes the President/CEO and Chief Compliance Officer, and only two of the three portfolio team members, also periodically reviews the activities of the portfolio team to insure compliance and lack of conflicts of interest.  Finally, regarding personal trading by any member of the portfolio team (or Hanseatic) that may use the Hanseatic quantitative system to trade for his/her own account, such trading is strictly supervised by the Chief Compliance Officer in administering Hanseatic’s code of ethics and personal trading policy.  Specifically, in the case of any personal trading of equities that may be in Hanseatic’s qualified universe of stocks, such trading must be timed so that it is always done after all client trades.  To ensure this bar to potential frontrunning of client accounts is respected, a “blackout” period forbids personal trading of qualified universe stocks that may go in client portfolios during said period.  At least quarterly checks of personal trading tickets and statements ensure the code of ethics and personal trading policy are complied with.

The portfolio managers receive a salary and participate in Hanseatic’s bonus plan.  The bonus plan entails setting annual performance goals for the portfolio manager, based on his/her individual specialty as well as his/her participation as a team member.  The goals are set right after Hanseatic’s annual shareholders’ meeting.  The goals are then reviewed (for a final, not first time) by Hanseatic’s board one year later, immediately before the next annual meetings.  The board recommends to Hanseatic’s shareholders that bonuses be or not be given.  Sometimes no bonuses are given if company financial performance does not permit it.  Other times, in a year of outstanding company financial performance, in addition to individual bonuses, a company-wide bonus is given, calculated as a percentage of pre-tax earnings and evenly divided among all employees.  After a period of time, portfolio managers may be offered an equity stake in Hanseatic.  A decision to offer an employee stock is far more qualitative.  The decision is based primarily on the portfolio manager consistently meeting his/her performance goals, as outlined above, be it in a good or a bad financial year, and on the amount of time the employee has worked for Hanseatic. Most often stock is given only after having worked for Hanseatic for at least five years.

As of the date of this SAI, Mr. Meihaus, Mr. Sanderson and Mr. Stangel owned no securities of the Fund.

Lombardia

Jorge G. Castro, Leslie Waite, Kelly R. Ko and Fernando Inzunza, portfolio managers of Lombardia’s portion of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and advisory accounts.  As of March 31, 2008, information on these other accounts is as follows:

Jorge G. Castro, Leslie Waite and Fernando Inzunza

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies	24	$1,743.60	1	$95.50
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Kelly R. Ko

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies	24	$1,743.60	1	$95.50
Other Pooled Investments	0	$0	0	$0
Other Accounts	4	$20	[_]	$[_]

Lombardia manages each account using the same investment process.  Positions and weightings are also similar across accounts, including those with performance-based fees.  In addressing potential conflicts of interest, Lombardia will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest including, but not limited to personal trading, corporate opportunities, equitable treatment of accounts, insider trading, performance fees, valuation of client accounts, outside activities and business gifts.

Lombardia’s compensation packages for its large cap value portfolio managers are comprised of base salaries and performance bonuses.  For performance bonuses, each investment professional is evaluated by Lombardia’s compensation committee using a combination of quantitative and subjective factors.  The quantitative weight is 65% and the subjective weight is 35%.  The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection.  Given that each of Lombardia’s products has a stock picking strategy, this is the best measure of added value.  The Compensation Committee then considers three factors:  1) new idea generation, 2) team work, and 3) work ethic.  New idea generation is intended to capture the quality and frequency of new idea generation.  This factor credits or penalizes ideas that do not make it into the portfolios.  Team work and work ethic will be measured both within individual teams and across the organization.

Lombardia large cap value portfolio managers, specifically Leslie Waite, Jorge Castro and Fernando Inzunza, represent 72% of the firm’s ownership.  Their compensation is also based on overall firm profitability.

As of the date of this SAI, Mr. Castro, Mr. Waite, Mr. Ko and Mr. Inzunza owned no securities of the Fund.

NCM

Maceo Sloan, portfolio manager of NCM’s portion of the Fund, is primarily responsible for the day-to-day management of other investment companies.  As of March 31, 2008, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies:	62	$2,869.30	1	$702.00
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Portfolio managers are evaluated based on product performance against its respective benchmark and product performance against its respective peer group.  Portfolio managers are also evaluated based on stock recommendations.  All investment professionals are compensated with a competitive base salary and are eligible for NCM’s incentive compensation program, which is composed of an annual bonus based on profitability of the firm.

As of the date of this SAI, Mr. Sloan owned no securities of the Fund.

Paradigm

James E. Francis, Gregory Pai and Jeffrey E. Marcus, portfolio managers of Paradigm’s portion of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts.  As of March 31, 2008, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies	2	$31.3	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	50	$935.2	0	$38.6

Paradigm investment professionals manage multiple portfolios for multiple clients.  These accounts may include, but not be limited to, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts and hedge funds.  Paradigm investment professionals generally manage portfolios in several different investment styles.  These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund.  Paradigm investment professionals make investment decisions for each client portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, Paradigm investment professionals may purchase or sell securities, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  Paradigm investment professional may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, a Paradigm investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Paradigm.  Finally, Paradigm investment professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Paradigm’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Paradigm has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Paradigm monitors a variety of areas, including compliance with client guidelines and compliance with Paradigm’s code of ethics. Paradigm periodically assesses whether its investment professionals have adequate time and resources to effectively manage their various client mandates.

Paradigm pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its underlying manager agreement for the Fund.  Paradigm’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Paradigm’s compensation of the portfolio managers identified above includes a base salary and a share of the firm’s profits, if any, through their partnership interest in the firm.

As of the date of this SAI, Mr. Francis, Mr. Pai and Mr. Marcus owned no shares of the Fund.

ZCI

Nancy Zevenbergen, Brooke de Boutray and Leslie Tubbs, portfolio managers of ZCI’s portion of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts.  Information on these other accounts as of March 31, 2008 is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee ($M)
Registered Investment Companies:	2	$427.7	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	53	$1,654.4	1	$251.5

ZCI has a majority partner, RidgeWorth Capital Management, Inc. ("RidgeWorth"), which is a SEC-registered investment adviser and is wholly-owned by SunTrust Banks, Inc. ("SunTrust").  Women control ZCI's daily business operations and the investment management process.

ZCI serves as a sub-adviser to several client accounts, including another investment company, where RidgeWorth serves as the adviser.  ZCI receives a portion of the investment advisory fees paid to RidgeWorth for its role as sub-adviser to the funds and other client accounts noted above for services associated therewith.  When appropriate, ZCI, RidgeWorth or a SunTrust affiliate may recommend investment(s) in these funds.

ZCI provides investment advisory services whereby it is compensated (in part) by the investment performance of the account(s) (performance fee).

ZCI has a fiduciary obligation to treat all clients in a fair manner in the trading and allocation of investment opportunities. As such, ZCI has developed a set of written policies that outline the procedures in place to mitigate the potential conflicts of interest described above.

ZCI is affiliated with a broker/dealer by virtue of the firm’s relationship with RidgeWorth.  However, ZCI has implemented policies prohibiting trading with the affiliated broker/dealer to alleviate any possible conflicts of interest.

ZCl, solely by virtue of its affiliation with RidgeWorth and its parent, SunTrust, has additional related entities.  However, ZCI has no arrangements with these organizations that are material to its advisory business or clients.

All ZCI employees (portfolio managers included) have the option of investing in securities held in the client portfolios advised and/or sub-advised by ZCI.  ZCI has established a written Code of Ethics and Personal Trading Policy that sets forth procedures to ensure that the fiduciary responsibility the firm and its employees have to its clients is paramount to the personal interests of its employees.

ZCI’s portfolio managers, Nancy Zevenbergen, Brooke de Boutray and Leslie Tubbs, work as a team in managing the firm’s accounts.  Key professionals, including the portfolio managers, are compensated by salary commensurate with industry standards and individual experience.  They are additionally compensated with bonuses based on ZCI’s overall performance.  ZCI does not tie compensation to a published or private benchmark.  All Managing Directors, including Ms. de Boutray and Ms. Tubbs, are compensated by growth in ZCI’s profits, aligning professional interests with clients’ growth potential.

As of the date of this SAI, Ms. Zevenbergen, Ms. de Boutray and Ms. Tubbs owned no shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Fund. Wilshire is responsible for, among other things: setting the Fund’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Fund’s investment objective, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of the Fund’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of the Fund and the Fund as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Fund. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

Administrator

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, serves as the administrator to the Company and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator.  SEI is an affiliate of SEI Investments Distribution Co., the Company’s distributor.  SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Company. The Company and the Administrator have entered into an administration agreement (the “Administration Agreement”).  Under the Administration Agreement, the Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from gross negligence, bad faith, fraud on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.  The Administration Agreement shall remain in effect for a period of four years after the Administrator begins calculating a Fund’s net asset values under the Agreement and shall continue in effect for successive one year terms unless terminated by either party on not less than 90 days’ prior written notice to the other party.  Becuase the Fund commenced operations on __, 2008, no fees were paid to the Administrator in fiscal year 2007.

Expenses

From time to time, Wilshire may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund or the Company. As noted above, Wilshire has agreed to limit expenses of the Fund through at least May 1, 2009. This would have the effect of lowering the overall expense ratio of the Fund and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. Each of the Distributor or Wilshire may bear other expenses of distribution of the shares of the Fund or of the provision of shareholder services to the Fund’s shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by Wilshire. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Wilshire or any Sub-Adviser or Underlying Manager or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the funds on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each fund.

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Fund by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of the Fund reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Fund. The Plan may be terminated at any time with respect to the Investment Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Fund. Because the Fund commenced operations on __________ , 2008, no amounts were spent on behalf of its Investment Class Shares in fiscal year 2007.

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Investment and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of the Fund’s average net assets attributable to the shares held by such service provider.

Transfer Agent

DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Custodian

PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, serves as the Fund’s custodian.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Price Waterhouse Coopers, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board of Directors of the Company has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, MAXAM and each Underlying Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

The Underlying Managers have been delegated the responsibility for voting the Fund’s proxies pursuant to the Underlying Manager Agreements. Each Underlying Manager votes proxies according to proxy voting policies, which are described below. The Adviser and MAXAM monitor the Underlying Managers’ compliance with their related policies and report to the Board annually on any proxies that were not voted in accordance with a Underlying Managers’ stated policy and any communication in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or the Sub-Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of each of the Underlying Managers is summarized below.

Charter

It is Charter’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest.

Where Charter has accepted responsibility to vote proxies on behalf of a particular client, the Chief Operations Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Charter (the “Proxy Voting Guidelines”) and Charter’s policies and procedures.  The Chief Operations Officer may delegate the responsibility to vote client proxies to one or more persons affiliated with Charter (such person(s) together with the Chief Operations Officer are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines.

When Charter receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Chief Operations Officer, who will review the proposal and either vote the proxy or instruct one or more Responsible Voting Parties on how to vote the proxy.  It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility.  Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Chief Operations Officer, it is determined that such action is in the best interest of Charter’s clients.  The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines.  Such information will be maintained as part of Charter’s recordkeeping process.  In performing its responsibilities the Chief Operations Officer may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services.  In all cases, however, the ultimate decisions on how to vote proxies are made by the Chief Operations Officer.

Charter may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  For example, Charter may provide services to accounts owned or controlled by companies whose management is soliciting proxies.  Charter, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Operations Officer.  Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict.  Charter will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline Charter’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with its Proxy Voting Guidelines.

•
Where the Proxy Voting Guidelines outline Charter’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Chief Operations Officer depending upon the facts and circumstances of each situation and the requirements of applicable law:

¤	Voting the proxy in accordance with the voting recommendation of a nonaffiliated third party vendor; or

¤	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Charter may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to Charter.  The Chief Operations Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.  In all cases, however, the ultimate decisions on how to vote proxies are made by the Chief Operations Officer.

In the event that Charter acts as investment adviser to a closed-end and/or open-end registered investment company such as the Fund and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Charter may choose not to vote proxies in certain situations or for certain accounts, such as:  (i) where a client has informed Charter that they wish to retain the right to vote the proxy; (ii) where Charter deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Charter’s services; (iv) where a proxy is received for a security that Charter no longer manages (i.e., Charter had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).  In addition, certain accounts over which Charter has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party.  Because title to loaned securities passes to the borrower, Charter will be unable to vote any security that is out on loan to a borrower on a proxy record date.  If Charter has investment discretion, however, Charter shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Edgar Lomax

Edgar Lomax maintains Proxy Voting Policies and Procedures (“Proxy Policies”) which underscore its concern that all proxy voting decisions be made in the best interests of its clients/mutual fund shareholders and that Edgar Lomax will act in a prudent and diligent manner intended to enhance the economic value of its managed assets.

Edgar Lomax’s Proxy Policies contain a general statement of voting policy and specific voting positions that have been established by Edgar Lomax.  Edgar Lomax’s Proxy Policies are intended to serve as a guideline and to further the economic value of each security held by Edgar Lomax.  Edgar Lomax’s chief compliance officer or designee will review Edgar Lomax’s Proxy Policies and update them as necessary.  Each proxy will be considered individually, after a review of the following:  (i) Edgar Lomax’s Proxy Policies, (ii) the written analysis and recommendation of an independent third party proxy service, currently Institutional Shareholder Services (“ISS”); and (iii) the recommended vote of the subject corporation’s management.

Where a proxy proposal raises a material conflict between Edgar Lomax’s interests and its clients’ interests, Edgar Lomax will resolve the conflict by following the recommendation of ISS.

Hanseatic

Hanseatic votes according to the following client proxy voting guidelines.  For administrative ease, Hanseatic utilizes ProxyEdge as its proxy service for accounts that require voting.

In general Hanseatic’s approach is to vote on all issues in the most advantageous long-term interest of the shareholders.  Hanseatic’s votes are independent of external influence.  We vote as directed by the contracts we enter into with the boards of trustees of the managed accounts.  In the absence of such specific guidelines written into a contract we strive to maximize long-term shareholder value, maintain shareholder control, and vote independently.

In the event that Hanseatic or the Chief Compliance Officer determines that voting a proxy may prevent a material conflict of interest between Hanseatic and the client, Hanseatic will abstain from voting unless directed in advance from the client to do otherwise.

Hanseatic generally approves routine corporate matters, also often referred to as “housekeeping” issues, such as the following:

•	Selection of directors.

•	Appointment of auditors.

•	Authorization of the directors to set the remuneration of the auditor.

•	Resolutions to increase the number of authorized shares if they are needed for clearly defined business purposes.

•	Resolutions to increase the number of authorized shares if they are needed for profit-sharing and stock option plans.

Hanseatic generally opposes the following types of issues:

•	Indemnification of directors and/or officers in cases in which such indemnification includes negligence and gross negligence in the performance of their duties.

•	Super-majority voting requirements.

•	Anti-takeover proposals that restrict shareholder authority.

•	Excessively high increases in authorized shares, i.e., greater than 25%, without a stated business purpose.

•	Changes to the corporate charter that do not have a clearly stated business purpose.

•	Provisions for multi-tiered voting rights.

•	Authorization of “blank check” capital stock without a stated business purpose.

•	Shareholder rights provisions that tend to diminish shareholder power.

•	Anti-greenmail provisions that restrict shareholder authority.

•	Staggered boards of directors, unless directors can be removed by a simple majority.

Hanseatic evaluates some issues on a case-by-case, such as the following:

•	Stock option and bonus plans.

•	Corporate combinations and divestments.

•	Shareholder proposals.

•	Social and political proposals.

Lombardia

In the absence of specific voting guidelines from the client, Lombardia will vote proxies in the best interest of each particular client.  In general, this will follow the following proxy voting guidelines:

•	For directors and for management on routine matters
•	For a limit on or reduction of the number of directors
•	For an increase in the number of directors on a case by case basis
•	Against the creation of a tiered board
•	For the elimination of cumulative voting
•	For deferred compensation, profit sharing plans, stock repurchases, stock option plans unless the plan could result in material dilution to shares outstanding or is excessive
•	For an increase in authorized shares unless the authorization effectively results in a blind investment pool for shareholders and for reductions in the par value of stock
•	For company name changes
•	For routine appointments of auditors and independence of auditors

Lombardia abstains on motions to limit directors’ liability.  Material issues not addressed above (e.g., mergers, poison pills, social investing and miscellaneous shareholder proposals) are dealt with on a case-by-case basis.

Lombardia recognizes that under certain circumstances it may have a conflict of interest between it and its clients.  Such circumstances may include, but are not limited to, situations where Lombardia, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  Lombardia shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the company with respect to voting proxies on behalf of funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Lombardia’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  Lombardia shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Lombardia’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If Lombardia determines that a conflict of interest is not material, Lombardia may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee and Lombardia shall follow the instructions of the Management Committee.  Lombardia shall keep a record of all materiality decisions and report them to the Management Committee on an annual basis.

All proxies received by Lombardia will be given to the proxy clerk for processing.  The proxy clerk will review each item for voting on each proxy.  A determination of how Lombardia votes will be made based on the proxy guidelines.  Any undefined issues will be referred to the compliance officer.  A listing of each proxy voted will be updated at the time the proxy is voted.  Proxies will generally be voted online unless the custodian requires a mailed form.

NCM

PROXY VOTING REQUIREMENTS FOR INVESTMENT ADVISERS

Investment advisers have a number of responsibilities regarding Employee Retirement Income Security Act of 1974 ("ERISA") accounts.  These responsibilities are not governed solely by the SEC or the Advisers Act, but include the U.S. Department of Labor's rules for ERISA accounts.   Typically, an employee benefit plan is covered by ERISA unless it is (1) an individual retirement account or annuity established by an individual employee to which his/her employer does not contribute; (2) a plan which covers only the sole owner of a business (incorporated or unincorporated) and/or his/her spouse; or (3) a partnership pension plan which covers only partners and their spouses.  ERISA accounts include those established by pension plans, profit sharing and 401(k) plans and their trusts.

Proxies are a "plan asset" and, as such, proxy voting is the responsibility of the investment adviser unless the plan document (not the adviser's contract) states that the right to vote proxies is reserved to the plan trustees.   NCMCA’s Proxy Voting policy and procedure is administered by the Manager of Operations.

For non-ERISA accounts, it is important for advisers to state in their contracts, if appropriate, who has responsibility for voting proxies and that, if applicable, the adviser does not vote proxies.  Advisers should, therefore, review all relevant plan documents of ERISA clients to determine those clients for whom proxy voting is required.  If a plan document is silent on proxy voting, the proxies are the adviser's responsibility.

Another requirement is that advisers of ERISA clients must reconcile the proxies they have voted to the shares of securities held by the plan.  The adviser should be able to determine which stocks are owned by the plan, the number of shares of those stocks the adviser has voted for each plan, and how the adviser voted on each proxy issue.  The plan fiduciary has a duty to monitor the proxy voting process and has the right to request an annual accounting of the voting records for all securities owned by that plan.  Advisers therefore have an affirmative duty to make sure that they receive and reconcile the proxy materials for all securities owned by ERISA clients, vote them, and maintain records of proxy voting.

In short, an investment adviser has the following responsibilities regarding proxy voting for ERISA clients:

•	To review the plan document (or other appropriate documentation) to determine if proxy voting is the adviser's responsibility;
•	To take necessary steps to ensure the prompt delivery of proxy materials; and
•	To vote and reconcile all required proxies and to maintain accurate records of proxy voting for each client.

Paradigm

Paradigm provides investment advisory services to a private investment fund and managed accounts, and invests the assets of the Fund and accounts in securities issued by public issuers.  Paradigm has authority to vote proxies relating to such securities on behalf of the Fund and accounts it manages.

I.         General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Fund and accounts managed by Paradigm, as determined by Paradigm in its discretion, taking into account relevant factors, including, but not limited to:

(i)	the impact on the value of the securities;

(ii)	the anticipated costs and benefits associated with the proposal;

(iii)	the effect on liquidity; and

(iv)	customary industry and business practices.

II.        Proxy Voting Guidelines

A.
Paradigm has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

B.
In the event the ISS proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation the Chief Compliance Officer (“CCO”) in consultation with the portfolio manager (“PM”) covering the subject security shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client’s best interest, provided that the CCO and PM determines that there is no material conflict of interest between Paradigm and the client or clients with respect to the voting of the proxy.

C.
There may be circumstances under which the PM or other investment professional (“Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the ISS proxy voting guidelines or in a manner inconsistent with ISS recommendations.  Departures from these policies and procedures are expected to be rare but in such events Paradigm will maintain a record supporting such a vote.

III.        Conflicts of Interest

A.
Paradigm has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Paradigm as a result of business conducted by ISS.  Paradigm believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

B.
Paradigm will vote proxies in accordance with ISS proxy voting guidelines or ISS recommendations.  Paradigm believes that this process is reasonably designed to address material conflicts of interest that may arise between Paradigm and a client as to how proxies are voted.

C.
In the unusual circumstance that (i) the PM or an Investment Professional believes it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the ISS proxy voting guidelines or in a manner inconsistent with ISS recommendations, or (ii) the ISS proxy voting guidelines do not address how a proxy should be voted, the CCO and PM will review the proxy and assess the extent to which there may be a material conflict of interest between Paradigm and the client or clients.

In the event that the CCO and PM determine that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Paradigm and the client or clients, Paradigm shall:  (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with its recommendations; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

IV.       Recordkeeping

Paradigm will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(i)	a copy of these policies and procedures which shall be made available to clients, upon request;

(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

(iii)	a record of each vote cast (which ISS maintains on Paradigm’s behalf);

(iv)	a copy of any document created by Paradigm that was material to making a decision as to how to vote a proxy on behalf of a client or that memorializes the basis for that decision; and

(v)
each written client request for proxy voting records and Paradigm’s written response to any client request (written or oral) for such records.  Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years.

ZCI

ZCI has adopted and implemented policies and procedures designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940.  ZCI’s authority to vote proxies for clients is established by ZCI’s investment advisory agreements or comparable documents, and its Proxy Voting Policies and Procedures have been tailored to reflect these obligations.  In addition to SEC requirements governing advisers, ZCI’s proxy voting policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

In voting shares held for clients in its fiduciary capacity, ZCI’s policy is to:

•	Consider only the best interests of the fiduciary accounts’ beneficiaries

•	Consider economic and ethical implications in determining the best interests of the beneficiaries

•	Base the decision on how to vote using reasonable skill and care in determining the issues involved

•	Vote proxies at the written request of a client (as may be allowed), should its specific choice of votes differ from the manner in which ZCI would vote under its own proxy voting Guidelines

•	Resolve material conflicts of interest in the best interest of clients

•	Vote on every proxy issue, whether or not the vote supports management

•	Make every effort to vote proxies for all shares unless voting responsibility has been retained by the client or securities are on loan

•	Vote proxies of ERISA accounts with duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions

ZCI uses its Proxy Voting Guidelines as the template for voting all proxies.  ZCI’s Proxy Voting Guidelines are updated and reviewed at least annually.  Proxy voting issues that fall outside of ZCI’s established Proxy Voting Guidelines are reviewed and voted on a case-by-case basis by ZCI’s Proxy Voting Committee, taking into consideration all relevant facts and circumstances at the time of the vote.

The basis for the formulation of ZCI’s Proxy Voting Guidelines has been developed through ZCI’s internal research and use of outside resources (i.e., review of corporate governance and proxy voting issues and/or analysis of shareholder and management proposals, etc.).

ZCI makes available to clients upon request, information on how their proxies were voted as soon as is practicable after the request and in a manner that is practical given ZCI’s size and resources.  In addition, ZCI’s Proxy Voting Policies and Procedures and the Proxy Voting Guidelines are provided to all clients and prospective clients upon request.  All requests for proxy voting information may be made by mail, email or by calling ZCI’s offices in Seattle, Washington.  By general policy, ZCI does not disclose to third parties how client proxies were voted.

Any material conflicts of interest (i.e., ballot items sponsored by one of ZCI’s significant clients, ballots for companies of directors to ZCI or its affiliates, etc.) are resolved in the best interest of the client.  If a conflict of interest is discovered, ZCI’s Proxy Voting Committee is called upon to assess the extent to which there may be a material conflict between ZCI’s interests and those of the client.  All conflicts of interest are voted in accordance with ZCI’s pre-determined Proxy Voting Guidelines.  Should the conflict be unique to ZCI’s Guidelines and involve discretion ZCI votes in accordance with the advice provided by an independent third-party qualified in proxy proposal research and voting recommendations.

ZCI’s Chief Compliance Officer (CCO) has oversight responsibility for ZCI’s Proxy Voting Policies and Procedures.  Additionally, ZCI has formed a Proxy Voting Committee, with membership to include at least:  the Investment Associate responsible for proxy voting at ZCI, the CCO and a Portfolio Manager.  The Proxy Voting Committee has the following responsibilities:

•	Oversee the proxy voting process

•	Determine ZCI’s process for voting (i.e., Committee voting structure, etc.)

•	Determine ZCI’s procedures for voting issues that do not fall into one of the categories defined under ZCI’s Proxy Voting Guidelines

•	Develop, authorize, implement and update proxy voting policies and procedures

•	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues

•	Consult with Portfolio Managers as necessary

•	Meet at least annually and as necessary to fulfill its responsibilities

ZCI has a designated Investment Associate with day-to-day responsibility for proxy voting and record keeping.  Appropriate backup support has also been assigned.

ZCI utilizes an independent, third-party proxy service vendor to facilitate voting and record keeping for all client proxy voting.  ZCI maintains total control over voting.

ZCI’s third-party proxy service vendor receives proxy cards for securities held in client portfolios and enters proxy details on-line for ZCI’s review.  ZCI  then reconcile proxies received by the proxy service vendor against holdings in accounts for which ZCI has voting responsibility on the record date (with consideration for accounts participating in securities lending programs, as well as trade and settlement issues).  ZCI makes every effort to resolve any reconcilement discrepancies, but may be unable to reconcile shares for accounts participating in securities lending programs.  ZCI then votes proxies on-line through the proxy service vendor in accordance with ZCI’s Proxy Voting Guidelines, unless otherwise directed by clients (as may be allowed), or in keeping with voting procedures for conflict securities described earlier in this Policy.

ZCI’s third-party proxy service vendor maintains transaction history for all proxy ballots voted.  In addition, ZCI keeps a complete record of all proxy votes for all clients in either hard copy or electronic format (filed based on proxy meeting date).  All records are retained for ten (10) years from the calendar year to which the records are related, with the past two (2) full years held on-site.

ZCI maintains records of all proxies voted, as well as copies of ZCI’s policies and procedures, and Proxy Voting Guidelines.  Copies of any documents created that are material in ZCI’s decision how to vote proxies on behalf of a client are also kept (i.e., Committee voting record on ballot items for which ZCI does not have prior established voting instruction as part of its Proxy Voting Guidelines, etc.).  This includes any written client request for proxy voting records and ZCI’s associated response.

ZCI maintains accurate proxy voting records to enable the client to determine whether ZCI is fulfilling its obligations.  ZCI’s records include:

•	issuer name and meeting

•	issues voted on and record of the vote

•	number of shares voted

PORTFOLIO TRANSACTIONS

Each Underlying Manager supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of the Fund it manages. In this capacity, each Underlying Manager allocates portfolio transactions among broker-dealers in the best judgment of the Underlying Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Underlying Managers. Information so received is in addition to and not in lieu of services required to be performed by the Underlying Managers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Underlying Managers in serving both the Fund and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Underlying Managers in carrying out their obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Underlying Manager has procedures in place to monitor best execution. Wilshire, MAXAM, and none of the Underlying Managers consider the sale of the Fund’s shares in selecting brokers to effect Fund transactions.

Although each Underlying Manager makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts. When an Underlying Manager buys or sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by that Underlying Manager, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Underlying Manager aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Underlying Manager attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, each Underlying Manager will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Fund, provided that each Underlying Manager determines that such brokers or dealers will provide best execution in view of such other benefits.

NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

The Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of Wilshire who is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF FUND SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of the Fund’s shares.

The Distributor. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA  19456, serves as the Company’s distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells the Fund’s shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Distributor will not be liable for any breach in the performance of its duties under the Agreement, except to the extent arising from the Distributor’s fraud, bad faith, gross negligence or willful misconduct.

Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Fund’s shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Fund. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact  DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3)e the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.

REDEMPTION OF FUND SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Fund Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations. Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for a Fund into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

Corporate Pension/Profit-Sharing And Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition,

Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.

The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DIVIDENDS, DISTRIBUTION AND TAXES

Regulated Investment Companies

The Fund intends to qualify as a “regulated investment company” under the Code for the fiscal year ending December 31, 2008. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that they will not be subject to the excise tax.

Dividends paid by the Fund from ordinary income, and distributions of the Fund’s net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Fund is derived from certain qualifying dividends. Dividend income earned by the Fund will be so eligible only if the Fund has satisfied holding period requirements with respect to his or her Fund shares. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Rule 12d1-1, under the 1940 Act, permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Other Tax Information

The Fund may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting Fund and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has seven funds - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Dow Jones Wilshire 5000 Index (sm) Portfolio, Wilshire Large Cap Core 130/30 Fund and Wilshire/MAXAM Diversity Fund - each of which has multiple classes of shares. The title of each class of each fund is as follows:

Large Company Growth Portfolio:

Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:

Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Dow Jones Wilshire 5000 Index(sm) Portfolio:

Dow Jones Wilshire 5000 Index(sm) Portfolio – Investment Class Sharese
Dow Jones Wilshire 5000 Index(sm) Portfolio – Institutional Class Shares
Dow Jones Wilshire 5000 Index(sm) Portfolio – Horace Mann Class of Shares
Dow Jones Wilshire 5000 Index(sm) Portfolio – Qualified Class of Shares

Small Company Growth Portfolio:

Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:

Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core 130/30 Fund:

Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Wilshire/MAXAM Diversity Fund:

Wilshire/MAXAM Diversity Fund – Investment Class Shares
Wilshire/MAXAM Diversity Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Fund’s shareholders.

FINANCIAL STATEMENTS

Because the Fund commenced operations on ________________ , 2008, no financial statements are available.

WILSHIRE MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 23. Exhibits:

(a)(1)
Articles of Incorporation dated July 30, 1992 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

(3)
Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 (“Post-Effective Amendment No. 8”).

(4)
Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 8.

(5)
Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

(6)
Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 (“Post-Effective Amendment No. 13”).

(7)
Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

(8)
Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004 (“Post-Effective Amendment No. 24”).

(9)
Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the 130/30 Large Cap Core Portfolio are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

(10)
Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the name of the 130/30 Equity Core Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

(11)
Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 (“Post-Effective Amendment No. 33”).

(b)(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3.

(2)
Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996 (“Post-Effective Amendment No. 10”).

(3)
Amended By-Laws dated February 24, 2005 are incorporated herein by reference to Exhibit (b)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on April 28, 2006 (“Post-Effective Amendment No. 27”).

(4)	Amended By-Laws dated June 20, 2005 are incorporated herein by reference to Exhibit (b)(4) to Post-Effective Amendment No. 27.

(c)	Not Applicable.

(d)(1)
Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

(2)
Notice relating to Investment Advisory Agreement adding Wilshire/MAXAM Diversity Fund is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008 (“Post-Effective Amendment No. 42”).

(3)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and MAXAM Capital Management LLC is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008 ..

(4)
Underlying Manager Agreement with Charter Financial Group, Inc. is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(5)
Underlying Manager Agreement with Hanseatic Management Services, Inc. is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(6)
Underlying Manager Agreement with Lombardia Capital Partners LLC is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(7)
Underlying Manager Agreement with The Edgar Lomax Company is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(8)
Underlying Manager Agreement with NCM Capital Management Group, Inc. is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(9)
Underlying Manager Agreement with Paradigm Asset Management Company, LLC is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(10)
Underlying Manager Agreement with Zevenbergen Capital Investments LLC is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(e)
Distribution Agreement between the Fund and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(f)	Not Applicable.

(g)(1)	Custodian Services Agreement between the Fund and PFPC Trust Company dated June 13, 2005 is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 27.

(g)(2)	Amendment to Custodian Services Agreement with PFPC Trust Company is incorporated herein by reference to Exhibit 99.(G)(2) to Post-Effective Amendment No. 33.

(h)(1)
Administration Agreement with SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(h)(3)	Expense Limitation Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(i)	Opinion and Consent of Counsel is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)
Investment Class Shares Amended and Restated Service and Distribution Plan under Rule 12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Exhibit (15)(b) to Post-Effective Amendment No. 11.

(n)	Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 16.

(o)	Reserved.

(p)(1)
Code of Ethics of Wilshire Associates, Incorporated dated February 2008, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A which was filed on April 30, 2008.

(2)
Code of Ethics of MAXAM Capital Management LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(3)
Code of Ethics of Charter Financial Group, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(4)
Code of Ethics of Hanseatic Management Services, Inc. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(5)
Code of Ethics of Lombardia Capital Partners LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(6)
Code of Ethics of The Edgar Lomax Company is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(7)
Code of Ethics of NCM Capital Management Group, Inc. is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(8)	Code of Ethics of Paradigm Asset Management Company, LLC is filed herewith.

(9)
Code of Ethics of Zevenbergen Capital Investments LLC is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008.

(Other)(1)	Powers of Attorney of the Directors (with the exception of Mr. Beck and Ms. Luhn) dated February 24, 2006 are incorporated herein by reference to Exhibit (Other) to Post-Effective Amendment No. 27.

(Other)(2)	Power of Attorney of Ms. Luhn is incorporated herein by reference to Post Effective Amendment No. 33.

(Other)(3)	Power of Attorney of Mr. Beck is incorporated herein by reference to Exhibit (Other) Post-Effective Amendment No. 36.

Item 24. Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement to be filed by amendment.

Item 26. Business and Other Connections of Investment Adviser

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, MAXAM Capital Management LLC, and the Underlying Managers, together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

Wilshire Associates Incorporated

Name and Position with Wilshire	Name of Company and/or Principal Business	Capacity

Dennis Anthony Tito, Director & Chief Executive Officer

Robert Charles Kuberek, Chief Financial Officer

Howard Tamotsu Yata, Director

Cecilia Infee Loo, Director

San Slawson, Chief Compliance Officer

Julia Kathleen Bonafede, Director

Lawrence E. Davanzo, Director & President	Wilshire Mutual Funds, Inc. Wilshire Variable Insurance Trust	President & Director/Trustee

Thomas Kevin Lynch, Director

Bill Bensur, Managing Director

Dan Allen, Managing Director

MAXAM

NAME AND POSITION WITH MAXAM	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN MAXAM	CAPACITY

Sandra Manzke (CEO),	Quant Asset Management Global Equities Fund	Director
Singapore-based hedge fund
	Quant Asset Management Asian Equities Fund	Director
Singapore-based hedge fund

April Bukofser (CCO)	NONE

Suzanne Hammond	NONE

Catherine Sweeney	NONE

Rosemary Gilchrist	NONE

Joseph Soares	NONE

Spottswood Dudley	Athens Holding Company Athens Holding Company is a company that wholly owns Global Captive Management Ltd, a captive insurance management company located in the Cayman Islands.	Director

	Marjorie Merriweather Post Foundation of Washington D.C.	Vice Chairman

David Jennings	NONE

Charter

Name and Position with Charter	Name of Company and/or Principal Business Other than Charter	Capacity

Susan Stewart, Chairman and President	None

Thomas A. King, Treasurer and Chief Investment Officer	None

Jennifer C. Jones, Chief Operating Officer	None

EdgarLomax

Name and Position with Wilshire	Name of Company and/or Principal Business	Capacity

Alvin Akman – Assistant Vice President of Marketing	Alvin Akman and Associates Inc.	President

Laura Ross Brown – Assistant Vice President of Marketing

Darlyce M. Eley – Treasurer	United States Department of State

Phillip A. Feaster – Vice President of Marketing	Local 639 Retiree Chapter	President

Sophia Green-Robinson – Assistant Vice President of Marketing	Columbia Equity Financial Corp.	President and CEO

Dennis M. McCaskill – Vice President of Business Development	The McCaskill Group, Inc.	President and CEO

Kevin M. Miles – Assistant Vice President of Marketing	NEBO Ventures, LLC	Chairman and CEO

Dana B. Stebbins – Assistant Vice President of Marketing	The Law Offices of Dana B. Stebbins, Esq.	President and CEO

Lawrence F. Williams – Assistant Vice President of Marketing	Pryor, Counts & Co. Inc.	Senior Vice President

Hanseatic

Name and Position with Hanseatic	Name of Company and/or Principal Business Other than Hanseatic	Capacity

Katherine H. Burr – President/CEO/CCO	None

Brian R. Stangel – Vice President	None

Harry E. Meihaus – CIO	None

Lombardia

Name and Position with Lombardia	Name of Company and/or Principal Business Other than Lombardia	Capacity

Jorge Castro, CEO	None

Fernando Inzunza, Secretary	None

Albert Chavez, COO	None

NCM

Name and Position with NCM	Name of Company and/or Principal Business Other than NCM	Capacity

Maceo Sloan, CEO and CIO	TIAA-CREF, New York NY	Trustee
	SCANA Corporation, Columbia SC	Trustee
	M&F Bancorp Inc, Durham NC	Trustee

Victoria Treadwell, President and CCO	None

Michael Lawrence, CFO and COO	M&F Bancorp Inc, Durham NC	Trustee

Paradigm

Name and Position with Paradigm	Name of Company and/or Principal Business Other than Paradigm	Capacity

James E. Francis, President & Chief Executive Officer	None

Gregory Pai, Managing Director	None

ZCI

Name and Position with ZCI	Name of Company and/or Principal Business Other than ZCI	Capacity

Nancy Zevenbergen Director, President, Chief Investment Officer	Rivendell Capital Inc.	Shareholder, President and Director
	Seattle Pacific University Foundation	Director

Brooke de Boutray, Managing Director	Rivendell Capital Inc.	Shareholder, Vice President and Director
	Seattle University	Member, Department of Finance Advisory Board

Lisa Foley, Managing Director	Rivendell Capital Inc.	Shareholder, Secretary

Leslie Tubbs, Managing Director	Rivendell Capital Inc.	Shareholder, Treasurer

David Eidson, Director	RidgeWorth Capital Management, Inc.	Chairman and CEO
	Lighthouse Partners LLC	Director
	First Mercantile Trust Company	Director
	SunTrust Robinson Humphrey, Inc.	Director
	SunTrust Capital Markets, Inc	Director

Herb Albin, Managing Director	Rivendell Capital Inc.	Shareholder

Jim Fasano, Managing Director	Rivendell Capital Inc.	Shareholder

Item 27. Principal Underwriter

(a) SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority .  In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 19, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006

ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
Accessor Funds, Inc.	March 1, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Distributor
William M. Doran	Director
Edward D. Loughlin	Director
Wayne M. Withrow	Director
Kevin Barr	President & Chief Executive Officer
Maxine Chou	Chief Financial Officer & Treasurer
Thomas Rodman	Chief Operations Officer
John C. Munch	General Counsel & Secretary
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
Mark J. Held	Senior Vice President
Lori L. White	Vice President & Assistant Secretary
John Coary	Vice President & Assistant Secretary
John Cronin	Vice President
Robert McCarthy	Vice President
Robert Silvestri	Vice President
Michael Farrell	Vice President

Item 28. Location of Accounts and Records

1.	SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(records relating to its function as fund accountant and administrator)

2.	DST Systems, Inc.
4307 W. 7th Street
Kansas City, MO 64105
(records relating to its function as transfer agent)

3.	SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
(records relating to its functions as distributor)

4.	PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor
Philadelphia, PA 19153
(records relating to its function as custodian)

5.	Wilshire Associates Incorporated
1299 Ocean Avenue
Suite 700
Santa Monica, CA 90401
(records relating to its function as investment adviser)

6.	MAXAM Capital Management LLC
16 Thorndal Circle
Darien, CT 06820

7.	Charter Financial Group, Inc.
4600 East West Highway
Bethesda, MD 20814

8.	Hanseatic Management Services, Inc.
5600 Wyoming NE, Suite 220
Albuquerque, NM 87109

9.	Lombardia Capital Partners, LLC
55 Lake Avenue, Suite 750
Pasadena, CA 91101

10.	The Edgar Lomax Company
6564 Loisdale Court
Springfield, VA 22150

11.	NCM Capital Management Group, Inc.
2634 Chapel Hill Boulevard Suite 206
Durham, NC 27707

12.	Paradigm Asset Management Company, LLC
445 Hamilton Avenue, Floor 12, Suite 1203
White Plains, NY 10601

13.	Zevenbergen Capital Investments LLC
601 Union Street, Suite 4600
Seattle, WA 98101

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc. has duly caused this Post-Effective Amendment No. 40 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 15th day of July, 2008.

Wilshire Mutual Funds, Inc.

By:	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Lawrence E. Davanzo Lawrence E. Davanzo	Director and President (Principal executive officer)	July 15, 2008

/s/ Theodore J. Beck* Theodore J. Beck	Director	July 15, 2008

/s/ Richard A. Holt* Richard A. Holt	Director	July 15, 2008

/s/ Suanne K. Luhn* Suanne K. Luhn	Director	July 15, 2008

/s/ Harriet A. Russell* Harriett A. Russell	Director	July 15, 2008

/s/ George J. Zock* George J. Zock	Director, Chairman of the Board	July 15, 2008

/s/ Danny Kang Danny Kang	Treasurer (Principal financial officer)	July 15, 2008

*By:	/s/ Lawrence E. Davanzo As Attorney-in-Fact and Agent pursuant to Powers of Attorney previously filed.	July 15, 2008